EQ ADVISORS TRUSTSM

AXA/Templeton Global Equity Managed Volatility Portfolio – Class IA and IB Shares

SUPPLEMENT DATED DECEMBER 22, 2017 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2017, of the AXA/Templeton Global Equity Managed Volatility Portfolio, a series of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers changes with respect to the AXA/Templeton Global Equity Managed Volatility Portfolio (the “Portfolio”):

AXA/Templeton Global Equity Managed Volatility Portfolio – Class IA and IB Shares

Cindy L. Sweeting, CFA, President and Director of Templeton Investment Counsel, LLC and lead portfolio manager for the Active Allocation Portion of the Portfolio, will be retiring effective December 31, 2017. Effective January 1, 2018, Cindy Sweeting will no longer serve as a Portfolio Manager for the Portfolio and Norm Boersma, CFA will become the person primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio. In conjunction with this change, the entity with which the Portfolio’s Adviser, AXA Equitable Funds Management Group, LLC, contracts to provide sub-advisory services with respect to the Portfolio will change from Templeton Investment Counsel, LLC to Templeton Global Advisors Limited.

Effective January 1, 2018, the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Templeton Investment Counsel, LLC (“Templeton”)” is deleted in its entirety and replaced with the following information:

Sub-Adviser: Templeton Global Advisors Limited (“Templeton Global”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Norm Boersma, CFA®	President and Lead Portfolio Manager of Templeton Global	January 2018